Bank of America                                       Borrowing Base Certificate

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Status as of ____________________, 2000

In accordance with terms of the Borrowing Base Agreement attached as Exhibit A to that Loan Agreement dated March 29, 2000, by and between Rent-A-Wreck of America, Inc., Rent-A-Wreck One Way, Inc., Bundy American Corporation, Rent-A-Wreck Leasing, Inc., PRICELESS Rent-A-Car, Inc., and Bank of America, N.A., we hereby represent and warrant as follows:

1.   Total Accounts Receivable                                 $
                                                               -----------------

2.   Less ineligible accounts receivable (as
     set forth in the Borrowing Base Agreement)              - $
                                                               -----------------

3.   Net Accounts Receivable                                   $
                                                               -----------------

     50% of Eligible Accounts
4.   a.  Receivable                                          x $       .50
                                                               -----------------

     b. Total Eligible Accounts Receivable                     $
                                                               -----------------

5.   Bank of America Certificate of Deposit                  + $   600,000
                                                               -----------------

6.   Total Available                                           $
                                                               -----------------

7.   Maximum loan amount                                       $ 1,000,000

8.   Outstanding balance as of report date                     $ 1,000,000 (L/C)
                                                               -----------------

9.   Available for further advances (lesser of
     line 6 minus line 8 or line 7 minus line 8)               $       -0-
                                                               -----------------
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Borrower:

Rent-A-Wreck of America, Inc.

By:
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Rent-A-Wreck One Way, Inc.

By:
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Bundy America Corporation

By:
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Rent-A-Wreck Leasing, Inc.

By:
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PRICELESS Rent-A-Car, Inc.

By:
    ------------------------------